UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant toss.240.14a-12

                    Quest Resource Corporation

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

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    2) Aggregate number of securities to which transaction applies:

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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

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    4) Date Filed:

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


                           QUEST RESOURCE CORPORATION
                           5901 N. Western, Suite 200
                          Oklahoma City, Oklahoma 73118
                                 (620) 698-2250


Dear Stockholder:

     We cordially invite you to attend the Annual Meeting of Stockholders of Quest Resource Corporation. We will hold the meeting on Tuesday, October 28, 2003, at the Waterford Marriott Hotel, 6300 Waterford Blvd., Oklahoma City, Oklahoma 73118, commencing at 11:00 a.m. We hope you will be able to attend.

     Enclosed you will find a notice that sets forth the business expected to come before the meeting, the Proxy Statement, a form of Proxy and a copy of our 2003 Annual Report on Form 10-KSB, as amended, for the fiscal year ended May 31, 2003. At this year's meeting, the agenda includes the election of the board of directors. Our Board of Directors recommends that you vote FOR the election of directors.

     The shares eligible to vote at this meeting were determined on the record date of September 8, 2003. Whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please complete, sign, date and promptly return the Proxy card in the self-addressed envelope that we have included for your convenience. Submitting the Proxy before the date of the annual meeting will not preclude you from voting in person at the annual meeting should you decide to attend.

     Your vote is important. We encourage you to read the enclosed Proxy Statement and vote your shares. As always, many thanks for your involvement in our Company.

                               Sincerely,

                               /s/ Douglas L. Lamb       /s/ Jerry D. Cash

                               Douglas L. Lamb           Jerry D. Cash
 September 29, 2003            Co-Chief Executive        Co-Chief Executive
                               Officer and President     Officer and Chief
                                                         Financial Officer

                           QUEST RESOURCE CORPORATION
                           5901 N. Western, Suite 200
                          Oklahoma City, Oklahoma 73118
                                 (620) 698-2250

                              --------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held October 28, 2003

                              --------------------


TIME                    11:00 a.m., Central Time, on Tuesday, October 28, 2003

PLACE                   Waterford Marriott Hotel
                        6300 Waterford Blvd.
                        Oklahoma City, Oklahoma 73118

ITEMS OF BUSINESS       (1)     To elect the board of directors,  each to  serve
                                until  the   next   succeeding   annual  meeting
                                of  the   stockholders,   or  until   any   such
                                director's  successor   is   duly   elected  and
                                qualified; and

                        (2) To transact such other business as properly may come before the meeting or any adjournment thereof.

RECORD DATE             The  Board of Directors has fixed the close  of business

                        on September 8, 2003 as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting and any postponements and adjournments thereof.

VOTING BY PROXY         Please complete,  date,  sign and  return  the  enclosed
                        proxy as promptly  as possible in order  to ensure  your
                        representation at the meeting. A self-addressed envelope
                        is  enclosed  for  that  purpose.   If  you  attend  the
                        meeting, you may vote personally on all matters, and in that event, the proxy will not be voted.

DATE OF MAILING         This  Notice   and  Proxy   Statement   is  first  being
                        distributed to stockholders on or about September 30, 2003.


                                By Order of the Board of Directors


                                /s/ Jerry D. Cash

                                Jerry D. Cash
September 29, 2003              Corporate Secretary

                           QUEST RESOURCE CORPORATION
                           5901 N. Western, Suite 200
                          Oklahoma City, Oklahoma 73118
                                 (620) 698-2250

                                   -----------

                                 PROXY STATEMENT
                                       for
                         Annual Meeting of Stockholders
                           to be held October 28, 2003

                                   -----------

                               GENERAL INFORMATION

     This proxy statement is being furnished to the stockholders of Quest Resource Corporation, a Nevada corporation (the "Company"), in connection with the Company's Board of Directors' solicitation of proxies for use at the Annual Meeting of Stockholders to be held at the Waterford Marriott Hotel, 6300 Waterford Blvd., Oklahoma City, Oklahoma 73118, on Tuesday, October, 28, 2003, commencing at 11:00 a.m. local time. This proxy statement and form of proxy was first mailed on or about September 30, 2003 to all stockholders entitled to vote at the Annual Meeting.

     The Company's Board of Directors is soliciting proxies in order to provide every stockholder with an opportunity to vote on all matters scheduled to come before the Annual Meeting and to be able to transact business at the meeting. Whether or not you are able to attend the Annual Meeting, you are urged to sign, date and return the proxy in the enclosed envelope. Upon execution and return of the enclosed proxy, the shares represented by it will be voted by the persons designated therein as proxies in accordance with the stockholder's directions. A stockholder may vote on a matter by marking the appropriate box on the proxy or, if no box is marked for a specific matter, the shares will be voted FOR the election of directors and in accordance with the discretion of the proxies upon such other matters as may properly come before the meeting and any adjournment thereof.

     The enclosed proxy may be revoked at any time before it is voted by (a) so notifying the Corporate Secretary of the Company in writing, (b) executing a proxy with a later date and delivering such later proxy to the Corporate Secretary of the Company prior to the Annual Meeting or (c) attending the Annual Meeting and voting in person. Unless the proxy is revoked or is received in a form that renders it invalid, the shares represented by it will be voted in accordance with the instructions contained therein.

     For the purpose of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. With respect to the election of directors, abstentions and instructions on the accompanying proxy card to withhold authority to vote for one or more of the nominees will result in the respective nominees receiving fewer votes. If no instructions are given on the accompanying proxy, the shares registered thereby will be voted for the nominees listed herein. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purpose of determining the existence of a quorum at the Annual Meeting.

     The Company will bear the cost of solicitation of proxies, which will be principally conducted by mail. The Company will not solicit proxies personally, by telephone, internet or facsimile. The Company, however, may make a request by telephone, facsimile, or mail strictly limited to confirming the stockholder's receipt of the proxy statement and form of proxy and requesting that the stockholder sign and return the proxy solicited by this proxy statement. The Company does not expect to pay compensation to any party other than employees (and then only their regular salaries plus expenses) for the solicitation of proxies, but may reimburse brokers, custodians, nominees and fiduciaries for the expense of forwarding solicitation material and proxies to beneficial owners of their outstanding stock. The cost of soliciting proxies is not expected to exceed $10,000.

     On September 8, 2003, the record date for determining stockholders entitled to vote at the Annual Meeting and any postponements and adjournments thereof, the Company had outstanding and entitled to vote approximately 13,800,647 shares of common stock, par value $0.001 per share (the "Common Stock"), held of record by approximately 2,145 shareholders of record. Each outstanding share of Common Stock entitles the record holder to one vote on matters properly before the Annual Meeting.

                     PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

     The four persons standing for election to the Board of Directors at the Annual Meeting are Jerry D. Cash, Douglas L. Lamb, John C. Garrison and James B. Kite, Jr. Each of these nominees presently serves on the Board of Directors. The proxies named in the accompanying proxy intend to vote for the election of Jerry
D. Cash, Douglas L. Lamb, John C. Garrison and James B. Kite, Jr. as directors. In the event any of Messrs. Cash, Lamb, Garrison or Kite should become unavailable for election, which is not anticipated, the proxies will be voted for such substitute nominee as may be nominated by the Board of Directors.

     Pursuant to the terms of a voting agreement by and among the Company, Douglas L. Lamb, Jerry D. Cash, Boothbay Royalty Company, Shiloh Oil Corporation and Southwind Resource, Inc. dated as of November 7, 2002 (the "Voting Agreement"), the parties to the Voting Agreement have agreed to use their best efforts and to take all action within their respective power, including the voting of any shares of common stock of the Company owned by them, to elect Mr. Lamb, an individual designated by Mr. Lamb, Mr. Cash, and an individual designated by Mr. Cash to the Board. Mr. Lamb has designated John C. Garrison to serve on the Board, and Mr. Cash has designated Mr. James B. Kite, Jr. to serve on the Board. The parties to the Voting Agreement currently own a majority of the issued and outstanding common stock of the Company and are able to elect all of the members of the Board.

     The following summaries set forth information about the nominees to the Board of Directors.

     Jerry D. Cash, 41, has been active in the oil & gas exploration and development business for over 20 years. Mr. Cash has been the Chairman of the Board, Co-Chief Executive Officer and Chief Financial Officer of the Company since November 2002, when the Company acquired STP Cherokee, Inc. From 1980 to 1986, Mr. Cash worked for Bodard & Hale Drilling Company while pursuing a petroleum engineering degree. During this period, Mr. Cash drilled several hundred wells throughout Oklahoma. In 1987, Mr. Cash formed STP Cherokee, Inc. and directed that company in the identification and realization of numerous oil, gas and coal bed methane exploration projects until its sale to the Company in November, 2002. A long-time resident of Oklahoma, Mr. Cash maintains an active role in several charitable organizations.

     Douglas L. Lamb, 52, is highly experienced in the development and operation of oil and gas wells in southeast Kansas, having been an active oil and gas producer for over twenty years. He has also been involved in the construction, operation and consolidation of gas gathering pipelines in southeast Kansas and northeast Oklahoma that has resulted in the Company's 600-mile pipeline network. Mr. Lamb has been a Director and President of the Company since January 1998 and has been the co-Chief Executive Officer of the Company since November 2002, when the Company acquired STP Cherokee, Inc. Mr. Lamb earned his bachelor of Business Administration degree from Wichita State University in 1972. He also has extensive military experience having served in the Arkansas Air National Guard for 20 years as a fighter pilot in F-100, F-4 and F-16 aircraft.

     John C. Garrison, 52, brings to the Company expertise in public company activities and issues. Mr. Garrison has served as a director of the Company since 1998, and served as the Company's Treasurer from 1998 to September 2001. Mr. Garrison has been a Certified Public Accountant in public practice providing financial management and accounting services to a variety of businesses for over twenty years. Mr. Garrison presently is also a director of Empire Energy Corporation. Mr. Garrison holds a bachelor's degree in Accounting from Kansas State University.

     James B. Kite, Jr., 52, is the Chief Executive Officer of Boothbay Royalty Company, based in Oklahoma City, Oklahoma. Boothbay Royalty Company was founded in 1977 as an independent investment company with its primary concentration in the field of oil & gas exploration and production. Mr. Kite spent several years in the commercial banking industry with an emphasis in credit and loan review prior to his involvement in the oil & gas industry. Mr. Kite presently is a director of The All Souls' Anglican Foundation and Bigelow Laboratory for Ocean Science. Mr. Kite earned a bachelor's of business administration in finance from the University of Oklahoma.

     Additional Information About the Board of Directors

     The Board did not hold any formal meetings during fiscal year 2003, but did take action by unanimous written consent approximately 26 times during fiscal 2003. The Board of Directors intends to begin holding regularly scheduled quarterly meetings beginning in October 2003.

     Effective September 24, 2003, the Board of Directors established an audit committee. Mr. Garrison will be the sole member of the audit committee. The Company does not have a standing compensation committee or nominating committee and does not have any other committees performing similar functions.

     Audit Committee. Mr. Garrison is the sole member of the Company's Audit Committee. The Audit Committee is governed by the Audit Committee Charter adopted by the Board of Directors effective September 24, 2003. A copy of the Audit Committee Charter is included as Appendix A to this Proxy Statement. The Board of Directors has determined that Mr. Garrison is independent as defined by the National Association of Securities Dealers' listing standards. As set forth in the Audit Committee Charter, the Audit Committee is appointed by the Board of Directors to perform, among others, the following duties and responsibilities:

     o overseeing and reviewing the integrity of the Company's financial statements, financial reports and other financial information provided by the Company to any governmental body or the public;

     o overseeing and reviewing the integrity and adequacy of the Company's auditing, accounting and financial reporting processes and systems of internal controls for financial reporting and disclosure controls and procedures, regarding finance, accounting and reporting that management and the Board of Directors have established;

     o overseeing, handling and reviewing reports and complaints regarding the financial reporting, auditing, accounting and internal controls of the Company;

     o reviewing areas of potential significant financial risk to the Company and discussing guidelines and the process by which risk assessment and management is undertaken; and

     o overseeing and reviewing the independence, qualifications and performance of the Company's independent auditor.

     The Board of Directors recommends a vote "FOR" the election of Jerry D. Cash, Douglas L. Lamb, John C. Garrison and James B. Kite, Jr.

                               EXECUTIVE OFFICERS

     As of May 31, 2003, the Company's executive officers were Mr. Cash and Mr. Lamb. Their principal occupation and five year employment histories are described above under "Proposal I - Election of Directors."

                                  KEY EMPLOYEES

     The following sets forth certain biographical information concerning certain of the Company's key managers, as of May 31, 2003.

     Richard Marlin, 51, Engineering Manager. Mr. Marlin has served in this capacity for STP (and subsequently for the Company) since 1999. Prior to that he was employed by Parker and Parsley Petroleum as the Mid-Continent Operations Manager for 12 years. He has more than 28 years industry experience involving all phases of drilling and production in more than 14 states. His experience also involved primary and secondary operations along with the design and oversight of gathering systems that move as much as 175 MMcf/d. He is a registered Professional Engineer holding licenses in Oklahoma and Colorado. Mr. Marlin is a Director of the Mid-Continent Coalbed Methane Forum.

     John Witten, 46, Land Manager. Mr. Witten has 23 years of experience as a landman in the oil & gas industry. Prior to joining STP, he had spent 19 years with Samedan Oil Corporation with responsibilities in all phases of land operations, including negotiation, contract development, administration, acquisitions and fee minerals, covering areas from the Rocky Mountains to the Mid-Continent and Gulf Coast. Since 1999, Mr. Witten has been responsible for all land operations at STP, and subsequently for the Company. In 1980, Mr. Witten obtained a Petroleum Land Management Degree from the University of Oklahoma, and is a Registered Professional Landman with the American Association of Professional Landmen.

     Walter Yuras, 51, Geologic Manager. Mr. Yuras is a Certified Petroleum Geologist with 27 years of oil and gas exploration and development experience in the Mid-Continent region, including subsurface and geophysical prospecting, trend and frontier exploration plays, and production acquisition. His background includes experience with both major and independent companies and since 1993, he has partnered with Mr. Cash, focusing on oil, gas and coalbed methane exploration and acquisition opportunities. Mr. Yuras holds a B.S. - Geology degree from Eastern Illinois University and a M.S.
- Geology degree from the New Mexico Institute of Mining and Technology.

     James H. Vin Zant, 56, Investor Relations. Mr. Vin Zant has been employed by the Company to provide investor relations and public relations since November 2002. From February 2001 to November 2002, Mr. Vin Zant provided investor relations and public relations services to the Company as a consultant. Mr. Vin Zant has twenty years experience in the financial arena and extensive investment experience in the oil & gas industry. Mr. Vin Zant completed a Bachelor of Science in Education degree from the University of Kansas in 1972. He also has military experience having served in the United States Marine Corps from 1967 to 1969.

                    COMPENSATION OF DIRECTORS AND EXECUTIVES

Compensation of Directors

     The Company's directors receive no compensation for serving as a director of the Company, although the Company does reimburse directors for expenses incurred in connection with attendance at meetings of the Board of Directors. The Board of Directors has not yet determined Mr. Garrison's compensation for his services on the Company's audit committee.

Compensation of Executives

     The table below sets forth information concerning the annual and long-term compensation paid to or earned by the Co-Chief Executive Officers, who constitute the Company's only two executive officers, and each of whom were serving as executive officers on May 31, 2003.

Summary Compensation Table


                                                                                           Long Term Compensation
                                       Annual Compensation(1)                                      Awards
                                       ----------------------                                      ------
                                                                                           Securities
                                                           Other Annual    Restricted      Underlying      LTIP      All Other(5)
Name and Principal Position     Year     Salary    Bonus   Compensation   Stock Awards    Options/SARS    Payouts    Compensation
---------------------------     ----     ------    -----   ------------   ------------    ------------    -------    ------------

Jerry D. Cash(2)                2003    $70,000       --           --            --               --          --       $ 8,500
Co-Chief Executive Officer,     2002        N/A      N/A           N/A           N/A             N/A          N/A          N/A
Chief Financial Officer,        2001        N/A      N/A           N/A           N/A             N/A          N/A          N/A
Secretary and Treasurer

Douglas L. Lamb                 2003    $95,000       --           --            --               --          --        $11,000
Co-Chief Executive Officer,     2002    $60,000       --           --            --       225,000(4)          --        $ 9,000
President and Chief Operating   2001    $60,000       --    $17,850(3)           --               --          --             --
Officer


-----------

(1)   Represents amounts paid in fiscal year.

(2) Mr. Cash has been the Co-Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer of the Company since the merger of the Company with STP Cherokee, Inc. in November 2002.

(3) Represents shares of stock awarded in 2001 that relate to performance in 2001. Value computed as the number of shares awarded (21,000) times the closing price on date of grant ($0.85 on May 11, 2001).

(4) On October 15, 2001, Mr. Lamb received 225,000 stock options with an exercise price of $1.00 per share that expire on 12/31/04.

(5) Consists of employer contributions to the executive's profit sharing account.

Options Granted and Options Exercised in the Last Fiscal Year

     No options were granted by the Company during its fiscal year ended May 31, 2003. The following table sets forth certain information concerning options exercised by the Company's executive officers named in the Summary Compensation Table during the fiscal year ended May 31, 2003, and the number and value of the unexercised options held by such persons on May 31, 2003:

Aggregated Option Exercises in Fiscal 2003 and Option Values at May 31, 2003


                                                                        Number of Securities              Value of Unexercised
                                      Shares Acquired     Value     Underlying Unexercised Options   In-the-Money Options at Fiscal
Name                                    on Exercise     Realized         at Fiscal Year-End                    Year-End
----                                    -----------     --------         ------------------                    --------

Douglas L. Lamb
Co-Chief Executive Officer and
President                               225,000         $461,250                 None                             N/A



EMPLOYMENT CONTRACTS

     Jerry D. Cash and Douglas L. Lamb have each entered into an employment agreement with the Company (the "Employment Agreements"), effective November 7, 2002. The term of each of the Employment Agreements is three years. The Employment Agreements provide that Mr. Cash will be the Co-Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer of the Company and Mr. Lamb will be the Co-Chief Executive Officer, President and Chief Operating Officer.

     Throughout the employment period, Mr. Cash and Mr. Lamb will each receive $120,000 as base salary, which base salary may be modified from time to time by the Board of Directors of Company. Mr. Cash and Mr. Lamb are also entitled to participate in the Company's profit sharing plan during the term of their Employment Agreement.

     Mr. Cash's or Mr. Lamb's employment may be terminated by the Company at any time "for cause" (as defined in the Employment Agreements). If the Company terminates Mr. Cash's or Mr. Lamb's employment other than for cause, by written agreement with Mr. Cash or Mr. Lamb, or pursuant to a "Change of Control" (as defined below), then Mr. Cash or Mr. Lamb, as applicable, is entitled to receive as severance the equivalent of his base salary for the greater of 12 months, or the remaining term of his Employment Agreement, together with medical, dental and disability insurance coverage for such period. If Mr. Cash's or Mr. Lamb's employment is terminated following a Change of Control, or in the event of a Constructive Termination of Mr. Cash's or Mr. Lamb's employment following within 2 years of a Change of Control, then Mr. Cash or Mr. Lamb, as applicable, is entitled to receive as severance the equivalent of the product of 2.99 and his base salary under his Employment Agreement for one year, plus an amount equal to any federal excise taxes imposed upon him by virtue of such a severance payment, together with medical, dental and disability insurance coverage for a period of 12 months following such termination, or until Mr. Cash or Mr. Lamb, as applicable, is reemployed in a position with substantially similar salary and benefits.

     A Change of Control of the Company is deemed to occur under the Employment Agreements upon (i) the sale or other disposition of all or substantially all of the Company's assets to any person other than Mr. Lamb (in the case of Mr. Cash's Employment Agreement) or Mr. Cash (in the case of Mr. Lamb's Employment Agreement), (ii) the time that any person other than Mr. Lamb or Mr. Cash shall have become a "beneficial owner" of more than 50% of the voting power of the Company, or (iii) neither Mr. Cash (in the case of Mr. Cash's Employment Agreement) or Mr. Lamb (in the case of Mr. Lamb's Employment Agreement), nor his designees, constitute at least 50% of the membership of the Company's board of directors.

     A Constructive Termination of employment is deemed to occur under the Employment Agreements upon (i) the failure to maintain Mr. Cash or Mr. Lamb, as applicable, in the positions he is employed as under his Employment Agreement,
(ii) any significant adverse change in the nature and scope of such positions, a reduction in salary, or termination of Mr. Cash's or Mr. Lamb's employee benefits to which he is entitled under his respective Employment Agreement,
(iii) the failure to elect Mr. Cash or Mr. Lamb, as applicable, to the Company's board of directors, (iv) the liquidation, dissolution, or other transfer (such as by merger, consolidation or reorganization) of all or substantially all of the Company's business or assets, unless the successor assumes all obligations under the applicable Employment Agreement, (v) any relocation of the Company's principal executive offices, or change in Mr. Cash's or Mr. Lamb's principal work location in excess of 25 miles, or (vi) any material breach of the Employment Agreements by the Company or any successor. Mr. Cash's or Mr. Lamb's employment may also be terminated by Mr. Cash or Mr. Lamb, as applicable, upon 180 days written notice to the Company, or by the mutual written agreement of the parties. Neither Mr. Cash nor Mr. Lamb may compete with the Company during the term of his employment therewith, or during any period during which he is receiving severance payments from the Company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The  following  table  sets  forth  information  as of  September  8,  2003 concerning the shares of Common Stock beneficially owned by (a) each person known by the Company, solely by reason of its examination of Schedule 13D and 13G filings made with the Securities and Exchange Commission (the "Commission"), to be the beneficial owner of 5% or more of the Company's outstanding Common Stock, (b) each of the directors and nominees for election as a director of the Company, (c) each of the executive officers of the Company named in the Summary Compensation Table and (d) all directors, nominees and executive officers of the Company as a group. If a person or entity listed in the following table is the beneficial owner of less than one percent of the Company's common stock outstanding, this fact is indicated by an asterisk in the table. The percentages of ownership and the number of shares beneficially owned are disproportionate due to joint beneficial ownership making the notes following the table essential for a complete understanding of the Company's ownership structure.

                                         Number of Shares of
                                             Common Stock
Name and Address of Beneficial Owner    Beneficially Owned(1)  Percent of Class
------------------------------------    ---------------------  ----------------

Marsha K. Lamb(2)
703 East Main Street
Benedict, KS 66714                                2,246,456         16.3%

Crown Properties, LC(3)
701 East Main Street
Benedict, KS 66714                                1,005,000          7.3%

Wells Fargo Energy Capital, Inc.(4)
1000 Louisiana, Suite 600
Houston, TX  77002                                1,600,000         10.4%

Jerry D. Cash(5)
914 NW 73rd Street
Oklahoma City, OK 73116-7109                      2,160,783         15.7%

Douglas L. Lamb(6)
703 East Main Street
Benedict, KS  66714                               2,246,456         16.3%

John C. Garrison
7211 High Drive
Prairie Village, KS  66208                          140,372             *

Boothbay Royalty Company(7)
6608 N. Western Avenue,
PMB 613
Oklahoma City, OK 73116                           2,690,393         19.5%

James B. Kite, Jr.(8)
6608 N. Western Avenue,
PMB 613
Oklahoma City, OK 73116                           2,690,393         19.5%

All Directors and Executive Officers as a Group
  (Four Persons)                                  7,238,004         52.4%

-----------

(1) The number of shares beneficially owned by the entities above is determined under rules promulgated by the Commission and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as owned by such person or entity.

(2) Consists of (i) 14,400 shares held by Marsha K. Lamb; (ii) 1,005,000 shares held by Crown Properties LC, which is wholly owned by Marsha K. Lamb; (iii) 816,027 shares held by Bonanza Energy Corporation of Kansas, which is jointly owned by Douglas L. Lamb and Marsha K. Lamb; (iv) 67,000 shares held by Bonanza Oil & Gas Corporation, which is jointly owned by Douglas L. Lamb and Marsha K. Lamb; (v) 307,097 shares held by Douglas L. Lamb; (vi) 24,627 shares held in Doug Lamb's profit sharing retirement account; and
     (vii) 12,305 shares
     held in Marsha Lamb's profit sharing retirement account. Marsha K. Lamb disclaims beneficial ownership of the shares specified in clause (v) and
     (vi) above. Marsha K. Lamb is the wife of Douglas L. Lamb.

(3)  Crown Properties, LC is wholly owned by Marsha K. Lamb.

(4) Wells Fargo Energy Capital, Inc. holds a warrant to acquire up to 1,600,000 shares of the Company's common stock, for a purchase price of $.001 per share, at any time on or before November 7, 2007. For a more comprehensive description of the warrant to Wells Fargo Energy Capital, or the Company's credit agreement with WFEC pursuant to which the warrant was granted, see the Company's Current Report on Form 8-K, filed November 27, 2002.

(5) Includes of 10,500 shares owned by Mr. Cash's wife, Sherry J. Cash and 5,137 shares held in Mr. Cash's profit sharing retirement account. Jerry D. Cash disclaims beneficial ownership of the shares owned by Sherry J. Cash.

(6) Consists of (i) 307,097 shares held by Douglas L. Lamb; (ii) 1,005,000 shares held by Crown Properties LC, which is 100% owned by Marsha K. Lamb;
     (iii) 14,400 shares held by Marsha K. Lamb; (iv) 816,027 shares held by Bonanza Energy Corporation of Kansas, which is jointly owned by Douglas L. Lamb and Marsha K. Lamb; (v) 67,000 shares held by Bonanza Oil & Gas Corporation, which is jointly owned by Douglas L. Lamb and Marsha K. Lamb;
     (vi) 24,627 shares held in Doug Lamb's profit sharing retirement account; and (vii) 12,305 shares held in Marsha Lamb's profit sharing retirement account. Douglas L. Lamb disclaims beneficial ownership of the shares specified in clauses (ii) (iii) and (vii) above.

(7)  Boothbay Royalty Company is wholly owned by James B. Kite, Jr.

(8) Consists of 2,690,393 shares held by Boothbay Royalty Company, which is wholly owned by James B. Kite, Jr.

                        CHANGE IN CONTROL OF THE COMPANY

     Effective November 7, 2002, the Company, STP Cherokee, Inc. ("STP") and Jerry D. Cash, the sole stockholder of STP, consummated an Agreement and Plan of Reorganization by and among the Company, STP and Mr. Cash, dated as of November 7, 2002 (the "Reorganization Agreement"). Pursuant to the terms and conditions of the Reorganization Agreement, the Company issued to Mr. Cash 5,380,785 shares of the Common Stock of the Company, representing as of such date approximately 42.0% of the Common Stock of the Company after giving effect to the transactions contemplated by the Reorganization Agreement, in exchange for 100% of the outstanding common stock of STP (the "Stock Exchange").

     Simultaneously with the consummation of the Reorganization Agreement, the Company, Douglas L. Lamb, the President of the Company, and Mr. Cash entered into the Voting Agreement, described above under "Proposal I - Election of Directors." As a result of the Voting Agreement, Mr. Lamb and Mr. Cash have control of the Company and are able to elect all of the directors of the Company. In connection with the closing of the Reorganization Agreement, Richard Cornell resigned from the Board of Directors of the Company, the Board of Directors voted to expand the size of the Board of Directors from three members to four and elected Jerry D. Cash and James B. Kite, Jr. to fill the vacancies on the Board of Directors. The Board of Directors also elected Mr. Lamb to act as the Co-Chief Executive Officer, Chief Operating Officer and President of the Company and elected Mr. Cash to act as the Chairman of the Board, Co-Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer of the Company.

     As consented to by the Company, effective November 7, 2002, but after the closing of the transactions contemplated by the Reorganization Agreement, Mr. Cash transferred (1) 2,690,393 shares of Common Stock, representing approximately 21% of the outstanding Common Stock of the Company after giving effect to the Stock Exchange, to Boothbay Royalty Company at a price per share equal to the same effective price per share used in the Stock Exchange and (2) 519,246 shares of Common Stock, representing approximately 4.1% of the outstanding Common Stock of the Company after giving effect to the Stock Exchange, to Southwind Resources, Inc. in satisfaction of prior obligations to Southwind. The shares transferred to Southwind were valued at the same price as that used in the Stock Exchange. Boothbay Royalty Company is wholly owned by Mr. James B. Kite, Jr. See "Security Ownership of Certain Beneficial Owners and Management" for the number of shares and percentage of the outstanding Common Stock owned by Mr. Cash, Mr. Lamb and Mr. Kite as of September 8, 2003.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Prior to November 7, 2002, Bonanza Energy Corporation of Kansas, a Kansas corporation ("BECK") had been the sole marketer of gas transported by the gas gathering pipelines owned by the Company's wholly owned subsidiary, Ponderosa Gas Pipeline Company, Inc., ("PGPC"). BECK, which is owned by Douglas L. Lamb, the Company's co-chief executive officer, president and one of its directors, and Marsha K. Lamb who is Mr. Lamb's wife and an officer in certain of the

Company's subsidiary companies, earned a fee for the gas marketing services that it provided. BECK has never failed to sell all of the gas that was available each month and at sales prices that were competitive. The total fees paid to BECK for such services during each of the 2002 and 2003 fiscal years were less than $60,000.

     Prior to the acquisition of STP, Doug Lamb and his affiliates, including BECK, from time to time made loans to the Company and its subsidiaries for working capital. During the last two fiscal years, the maximum amount owed to Mr. Lamb and his affiliates by the Company and its subsidiaries at any one time was $250,000. In November, 2002, in connection with the STP acquisition, all working capital loans owed to BECK by Quest Oil & Gas Corporation, Ponderosa Gas Pipeline Co., Inc. and Quest Resource Corporation in the total amount of $106,121 and all of the loans owed to Mr. Lamb by the Company in the amount of $43,029 were repaid. Since November 2002, Mr. Lamb and his affiliates, including BECK, have continued to make loans to Quest Energy Service, Inc. As of May 31, 2003, Quest Energy Service owed BECK approximately $55,000, which bears 10% interest.

     In November 2002, as part of the STP acquisition, BECK's marketing business was purchased by the Company for 300,000 shares of common stock, valued at $312,000.

     In November 2002, in connection with the STP acquisition, Crown Properties, LC, a limited liability company wholly owned by Marsha K. Lamb, the wife of Mr. Lamb, sold gas pipeline and related assets to the Company in exchange for 30,000 shares of common stock.

     The corporate headquarters for the Company and its subsidiaries is rented from Mr. Jerry Cash, who is the Chairman, Co-Chief Executive Officer and a director of Quest for the amount of $3,050 monthly under a lease that extends to 2006. Future rental commitments under this lease are $36,600, $36,600 and $18,300 for the years ended May 31, 2004, 2005 and 2006.

     An administrative office for the Company and its subsidiaries is rented from Crown Properties, LC for $400 per month. Crown Properties, LC is owned by Marsha K. Lamb who is the wife of Douglas L. Lamb, the Co-Chief Executive Officer, President, and a director of Quest.

     STP, Inc., a company wholly-owned by Mr. Cash, purchased three promissory notes, each in the face amount of $100,000.00 (dated January 19, 2002, February 14, 2002, and February 27, 2002, respectively) jointly from the Company and its subsidiary, Quest Oil & Gas Corporation. Each note was convertible at any time at STP's election into 100,000 shares of Common Stock of the Company. On April 8, 2002, STP purchased a promissory note in the face amount of $300,000.00 jointly from the Company and QOG. This note was convertible at any time at STP's election into 300,000 shares of Common Stock of the Company. The above notes bore interest at the rate of 10% and were secured with oil and gas leases. No principal or interest payments were made by the Company on this $600,000 debt during the 2002 fiscal year. These notes were reacquired by the Company as part of the assets received in the STP acquisition and were eliminated in the consolidation of the subsidiaries.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission reports of ownership of the Company's securities and changes in reported ownership. Executive officers and directors and greater than ten percent stockholders are required by Securities and Exchange Commission rules to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on a review of the copies of such forms furnished to the Company, the Company believes that during the fiscal year ended May 31, 2003 all
Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten percent beneficial owners were complied with in a timely manner, except that Marsha K. Lamb, Crown Properties, LC and Jerry D. Cash each did not timely file one Form 4 with respect to one transaction.

                             APPOINTMENT OF AUDITOR

     The Board of Directors has appointed Clyde Bailey, P.C. to serve as independent auditor of the Company for the fiscal year ending May 31, 2004. Future appointments of the independent auditor will be made by the audit committee.

     Audit services provided by Clyde Bailey, P.C. for fiscal 2003 included the examination of the consolidated financial statements of our Company and services related to periodic filings made with the SEC. These services are more fully described below.

     Mr. Bailey has advised the Company that due to recent heart by-pass surgery he does not plan to attend the Annual Meeting. As a result, Mr. Bailey will not make any statements at the meeting or be available to respond to appropriate questions from stockholders.

Audit Fees.

     Clyde Bailey, P.C. billed the Company an aggregate of $22,175 in fees for professional services rendered in connection with the audit of the Company's financial statements for the most recent fiscal year ended May 31, 2003, and the reviews of the financial statements included in the Company's Forms 10-QSB for the 2003 fiscal year.

Financial Information Systems Design and Implementation Fees.

     Clyde Bailey, P.C. did not bill the Company for any professional services rendered to the Company and its affiliates for the fiscal year ended May 31, 2003 in connection with financial information systems design or implementation, the operation of the Company's information system or the management of its local area network.

All Other Fees.

     Clyde Bailey, P.C. has not billed the Company any other fees for professional or other related services. The Company's Board of Directors has determined that the provision of services by Clyde Bailey, P.C., as set forth above, is compatible with maintaining Mr. Bailey's independence.

                                 OTHER BUSINESS

     As of the date of this proxy statement, management knows of no other matters to be presented at the Annual Meeting. However, if any other matters shall properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their discretion upon such other matters in accorandance with their best judgment.

                     PROPOSALS OF SECURITY HOLDERS FOR 2004

     If a stockholder wishes to present a proposal at the 2004 Annual Meeting of Stockholders, the stockholder must deliver his or her proposal to the Company at its principal executive offices no later than June 2, 2004, in such form as required under rules issued by the Securities and Exchange Commission, in order to have that proposal included in the proxy materials of the Company for such Annual Meeting of Stockholders.

     If a stockholder wishes to present a proposal at the 2004 Annual Meeting of Stockholders, but does not wish to include the proposal in the proxy materials of the Company for such Annual Meeting of Stockholders, the stockholder must notify the Company in writing of his or her intent to make such presentation no later than August 16, 2004 or the Company shall have the right to exercise its discretionary voting authority when such proposal is presented at the Annual Meeting of Stockholders, without including any discussion of that proposal in the proxy materials for the Annual Meeting.

     This proxy statement is accompanied by the Company's 2003 Annual Report on Form 10-KSB/A, excluding exhibits. Additional copies of the Annual Report, or the exhibits, may be obtained by making a written request, and upon reimbursement of the Company's reasonable expenses for furnishing any exhibits, to our Company at 5901 N. Western, Suite 200, Oklahoma City, OK 73118,
Attention: Corporate Secretary.

                               By Order of the Board of Directors



                               /s/ Jerry D. Cash

                               JERRY D. CASH
                               Corporate Secretary



PLEASE COMPLETE AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                                     Appendix A
                                                                     ----------


                           QUEST RESOURCE CORPORATION
            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                  (Adopted Effective as of September 24, 2003)

I.   PURPOSE AND ROLE

     The Audit Committee is appointed by the Board of Directors (the "Board") of Quest Resource Corporation and its subsidiaries (collectively, the "Corporation") to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     o oversee and review the integrity of the Corporation's financial statements, financial reports and other financial information provided by the Corporation to any governmental body or the public;
     o oversee and review the integrity and adequacy of the Corporation's auditing, accounting and financial reporting processes and systems of internal controls for financial reporting and disclosure controls and procedures, regarding finance, accounting and reporting that management and the Board have established;
     o oversee and review the Corporation's compliance with legal and regulatory requirements, including internal controls designed for that purpose;
     o oversee, handle and review reports and complaints regarding the financial reporting, auditing, accounting and internal controls of the Corporation;
     o oversee and review the independence, qualifications and performance of the Corporation's independent auditor;
     o provide an avenue of free, open and clear communication among the independent auditor, management and the Board;
     o review areas of potential significant financial risk to the Corporation and discuss guidelines and the process by which risk assessment and management is undertaken;
     o prepare the Audit Committee report required by the Securities and Exchange Commission ("SEC") rules to be included in the Corporation's annual proxy statement; and
     o    report to the Board.

     The Audit Committee's responsibilities include performance of the duties required of an audit committee to the Board of Directors of any of the Corporation's subsidiaries (collectively, the "Subsidiary Board") to the extent permitted and in the manner required by applicable law and regulations.

     The term "independent auditor" means any accounting firm that has been engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Corporation. All "independent auditors" shall be "registered public accounting firms" after the Public Company Accounting Oversight Board has established registration procedures therefor.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditor as well as anyone in the organization. The Audit Committee has the ability to retain, at the Corporation's expense, and without seeking Board approval, any outside legal, accounting, or other consultants or experts it deems necessary in the performance of its duties and to determine the funding therefor.

II.  COMPOSITION

     The Audit Committee shall be comprised of one or more directors as determined by the Board, each of whom shall be independent directors. Each member of the Audit Committee shall be considered independent if (i) the Board affirmatively determines the member is not an "affiliated person" and has no relationship with the Corporation or any of its subsidiaries, which in the opinion of the Board would interfere with the exercise of independent judgment of a director (either directly or indirectly, such as being a partner, shareholder or officer of an organization that has a relationship with the Corporation or any of its subsidiaries) and (ii) the member does not own or control 10% or more of the Corporation's common stock. Such relationships may include, among others, commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships.

     An "affiliated person" is a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Corporation or any of its subsidiaries. A director will be deemed to be an

"affiliated person" if he or she is a director, executive officer, partner, member, principal or designee of an affiliate of the Corporation or any of its subsidiaries; provided, however, that a director that is also a director of a direct or indirect consolidated majority-owned subsidiary of the Corporation will not be considered an "affiliated person" if he or she otherwise meets the independence requirements of this Charter for both the Corporation and the subsidiary. A director will be deemed not to be in control of the Corporation or any of its subsidiaries for purposes of this Charter if the person: (i) is not the beneficial owner, directly or indirectly, of more than 10% of any class of equity securities of the Corporation or any of its subsidiaries and (ii) is not an executive officer of the Corporation or any of its subsidiaries. The term "control" (including the terms "controlling", "controlled by" and under "common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.

     Each member of the Audit Committee shall also be free of any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a member of the Audit Committee and shall satisfy the independent director requirements of Rule 4200 of the Nasdaq Stock Market, Inc. ("Nasdaq") and the independent audit committee requirements of Rule 4350 of Nasdaq.

     All members of the Audit Committee shall have a working knowledge of basic finance, accounting and auditing practices and shall be capable of reading and understanding fundamental financial statements, including a company's balance sheet, income statement and cash flow statement. At least annually, if available, each member of the Audit Committee shall attend a seminar or a training class regarding improving and expanding such member's skills and ability as an Audit Committee member.

     At least one member of the Audit Committee shall be an "Audit Committee Financial Expert" through either (i) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions; (ii) experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions, or experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or (iii) other relevant experience. An "Audit Committee Financial Expert" is a person who possesses all of the following attributes: (i) an understanding of financial statements and generally accepted accounting principles; (ii) an ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions. The determination as to whether a member of the Audit Committee is an "Audit Committee Financial Expert" shall be made by the Board.

     No member of the Audit Committee may simultaneously serve on the audit committees of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on the Audit Committee and such determination is disclosed in the Corporation's annual proxy statement.

     Audit Committee members shall be appointed by the Board at the annual meeting of the Board. The members of the Audit Committee shall serve until their successors shall be duly appointed and qualified or their earlier resignation or removal. If a Chair is not designated by the full Board or is not present at a particular meeting, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership in attendance.

III. MEETINGS

     The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee shall meet in separate executive sessions at least quarterly with management, the independent auditor, and as a committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. In addition, the Audit Committee, or at least its Chair, should communicate with financial management and the independent auditor quarterly either in person or telephonically to review the Corporation's financial statements and significant findings based upon the independent auditor's limited review procedures as provided in Section IV.A.2. below.

IV.  RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Audit Committee shall perform the following:

A.   Review Procedures

     1. Review and reassess the adequacy of this Charter at least annually. Submit the Charter, which is approved by the Audit Committee, to the Board for ratification and have the Charter published at least every three years in accordance with SEC regulations.

     2. Review and discuss with management and the independent auditor, the Corporation's annual audited financial statements prior to filing on Form 10-KSB or distribution. Discuss significant issues regarding accounting principles, practices and judgments, including the Corporation's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations".

     3. Review and discuss with management and the independent auditor, the Corporation's quarterly financial results and/or the Corporation's quarterly financial statements prior to the earlier of the release of earnings or the filing of the Quarterly Report on Form 10-QSB. Discuss the Corporation's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations", any significant changes to the Corporation's accounting principles and any items required to be communicated by the independent auditor in accordance with SAS 61 (as may be modified or amended). The Financial Expert may represent the entire Audit Committee for purposes of this review.

     4. In consultation with management and the independent auditor, consider the integrity of the Corporation's financial reporting processes and controls, including (i) internal controls and procedures for financial reporting, (ii) disclosure controls and procedures, and (iii) computerized information system controls and security. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review the significant reports to management prepared by the independent auditor, together with management's responses, including the status of previous recommendations, and follow up to these reports.

     5. Discuss with management and the independent auditor the quality and adequacy of the Corporation's internal controls for financial reporting and internal auditing procedures, including any significant deficiencies in the design or operation of those controls which could adversely affect the Corporation's ability to record, process, summarize and report financial data and any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation's internal controls, and discuss with the independent auditor how the Corporation's financial systems and controls compare with industry practices.

     6. Discuss with management the type of information to be disclosed in any quarterly or year-end earnings press releases and earnings guidance provided to analysts and rating agencies and the type of presentation, if any, to be made in connection with the disclosure of such information, including the procedures to be followed to assure compliance with Regulation FD in connection with such disclosures and presentations.

     7. On at least an annual basis, discuss with management the guidelines and policies established by management to assess and manage the Corporation's exposure to risk, including a discussion of the Corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures.

     8. Report regularly to the Board with respect to any issues that arise with respect to the quality or integrity of the Corporation's financial statements, the Corporation's compliance with legal or regulatory requirements, the performance and independence of the Corporation's independent auditor.

     9. Conduct an annual performance self-evaluation of the Audit Committee, including: (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Corporation's selection or application of accounting principles, and major issues as to the adequacy of the Corporation's internal controls for financial reporting and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; (c) the effect of regulatory and accounting initiatives, as well as any off-balance sheet structures, on the Corporation's financial statements; and (d) earnings press releases (paying particular attention to any use of "pro forma" or "adjusted" non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies. The Audit Committee shall report its conclusions regarding this evaluation to the Board. The Committee's report should generally include an assessment of its compliance with this Charter, as well as identification of areas in which the Committee could improve its performance and the Charter could be improved.


B.   Independent Auditor

     1. The independent auditor is ultimately accountable to and shall report directly to the Audit Committee, as the representative of the Corporation's stockholders. The Audit Committee has the sole authority and direct responsibility to select, hire, evaluate and, where appropriate, replace the independent auditor or to nominate the independent auditor to be proposed for shareholder approval in any proxy statement. The Audit Committee must also approve any non-audit relationship with the independent auditor, and all non-audit services provided by the independent auditor and determine whether such relationships and services are compatible with the auditor's independence. The Audit Committee shall annually review the independence, qualifications and performance of the auditors, including the review and evaluation of the lead partner of the independent auditor, and shall oversee the work of the independent auditor for the purpose of preparing or issuing an audit report on the Corporation's financial statements or related work or performing other audit, review or attest services for the Corporation. In making its evaluation, the Audit Committee shall taken into account the opinions of management and the Director of Internal Audit.

     2. The Audit Committee has the authority to, and shall, approve the fees and other compensation to be paid to the independent auditor and the funding therefor.

     3. Require the independent auditor to submit on a periodic basis (but at least annually) to the Audit Committee a formal written statement in accordance with Independence Standards Board ("ISB") Statement No. 1 (as may be modified or amended) and such other requirements as may be established by the Public Company Accounting Oversight Board delineating all relationships between them and the Corporation and to actively engage in a dialogue with the independent auditor with respect to any relationships or services disclosed in the statement that may impact the independent auditor objectivity and independence, and take appropriate action in response to the statement of the independent auditor to satisfy itself of the outside auditors' independence and objectivity.

     4. On an annual basis, obtain and review a report from the independent auditor describing: (i) the independent auditor's internal quality-control procedures; and (ii) any material issues raised by the most recent internal quality-control review or peer review of the independent auditor or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor and any steps taken to deal with any such issues.

     5. At least annually, consult with the independent auditor out of the presence of management about the adequacy, quality and integrity of the internal controls for financial reporting and the fair presentation and accuracy of the Corporation's financial statements.

     6. Resolve disagreements, if any, between management and the independent auditor regarding financial reporting.

     7. Review the independent auditor engagement letter and audit plan - discuss scope and general approach of the audit, staffing, locations and reliance upon management and the internal audit staff.

     8. Approve in advance any audit services (which may entail providing comfort letters in connection with securities underwritings) and non-audit services (including the fees and terms thereof) to be performed by the independent auditor; provided, however, that the following services cannot be provided even with Audit Committee approval, except to the extent permitted by SEC rule or the Public Company Accounting Oversight Board approves an exemption on a case by case basis: (A) bookkeeping or other services related to the accounting records or financial statements of the Corporation; (B) financial information systems design and implementation; (C) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (D) actuarial services; (E) internal audit outsourcing services; (F) management functions or human resources; (G) broker-dealer, investment adviser, or investment banking services; (H) legal services and expert services unrelated to the audit; and (I) any other service that the Public Accounting Oversight Board determines, by regulation is not permissible.

     9. The Audit Committee may pre-approve audit and non-audit services by either (a) designating one or more members of the Audit Committee to pre-approve any audit or non-audit services to be performed by the independent auditor; provided that such members present such pre-approved activity to the full Audit Committee at its next scheduled meeting or (b) establishing pre-approval policies and procedures; provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service and such policies do not delegate to management the Audit Committee's responsibilities.

     10. Prior to releasing the year-end earnings, review and discuss the results of the audit with the independent auditor. Also review and discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61, as amended by SAS 90, (as may be modified or amended), including, without limitation, the independent auditor's judgments about the quality, not just the acceptability, of the Corporation's accounting principles as applied in its financial reporting. Items to be reviewed and discussed include (communications may be written or oral):

          o the auditor's responsibility under Generally Accepted Auditing Standards ("GAAS");
          o critical or significant accounting policies and practices to be used;
          o    methods used to account for significant unusual transactions;
          o effects of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;
          o process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates;
          o    management judgments and accounting estimates;
          o how the Corporation's accounting policies compare with those in the Corporation's industry;
          o significant audit adjustments and any accounting adjustments that were noted or proposed by the independent auditor but were "passed" (whether or not material);
          o the auditor's responsibility for other information in documents containing audited financial statements;
          o disagreements with management, including those over accounting principles, scope of audit, the basis for management's accounting estimates and disclosures;
          o the auditor's views about significant matters that were the subject of consultation with other accountants by management;
          o all alternative accounting treatments of financial information within GAAP that have been discussed with management, including the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor;
          o any communications between the audit team and the independent auditor' national office respecting auditing or accounting issues presented by the engagement;
          o any material written communications between the independent auditor and management, such as any "management" or "internal control" letter or schedule of unadjusted differences issued, or proposed to be issued, by the independent auditor to the Corporation;
          o    major issues discussed with management prior to retention;
          o difficulties encountered in performing the audit, including any restrictions on the scope of the independent auditor's activities or on access to requested information; and
          o    management's responses to any of the foregoing.

11. Consider the independent auditor's judgments about the quality and appropriateness of the Corporation's accounting principles as applied in financial reporting:

     o discuss with management and the independent auditor the quality of the accounting principles and underlying estimates used in the preparation of the Corporation's financial statements;

     o discuss with the independent auditor the clarity and fair presentation of the financial disclosure practices used or proposed by the Corporation; and

     o inquire as to the independent auditor's view about whether management's choices of accounting principles appear reasonable from the perspective of income, assets and liability recognition, and whether those principles are common practices or are minority practices.

12. The Audit Committee shall periodically discuss with the independent auditor whether all material correcting adjustments identified by the independent auditor in accordance with generally accepted accounting principles and rules of the SEC are reflected in the Corporation's financial statements.

13. The Audit Committee shall review with management and the independent auditor any material financial or other arrangements of the Corporation which do not appear on the Corporation's financial statements and any transactions or courses of dealing with third parties that are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, and which arrangements or transactions are relevant to an understanding of the Corporation's financial statements.

14. Assure that the independent auditor changes the audit partners for the audit in accordance with the rules of the SEC and at least annually consider whether, in order to assure continuing auditor independence, the Corporation should change the independent auditor.

15. Annually, present its conclusions with respect to the independent auditor to the Board.

C.    Legal and Regulatory Compliance

     1. On at least an annual basis, review with the Corporation's outside legal counsel (i) any legal matters that could have a significant impact on the organization's financial statements or reporting, (ii) disclosure controls and procedures and their interface with internal controls for financial reporting, (iii) disclosure policy and practices, (iv) the Corporation's compliance with applicable laws and regulations and internal controls designed to ensure such compliance, and (v) inquiries received from regulatory or governmental agencies.

     2. Consult with counsel if, in the opinion of the Audit Committee, any matter under consideration by the Audit Committee has the potential for any conflict between the interests of the Corporation and any of its subsidiaries in order to ensure that appropriate procedures are established for addressing any such potential conflict and for ensuring compliance with all applicable laws.

D.   Other Audit Committee Responsibilities

     1. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report is to be included in the Corporation's annual proxy statement. The report is to state whether the Audit Committee has:

          o reviewed and discussed the audited financial statements with management;

          o discussed with the independent auditor the matters required to be discussed by SAS 61, as amended by SAS 90; and

          o received certain disclosures from the auditors regarding their independence as required by the ISB No. 1 (as may be modified or supplemented) and has discussed with the independent auditor the independent auditor's independence.

     2. If, based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the annual report filed with the SEC includes a statement to that effect in the annual report.

     3.   Review the process for filing accurate and timely SEC Reports.

     4. Maintain correct and complete minutes of its proceedings and the names and places of residence of its members and periodically report to the Board any significant matters covered in such proceedings.

     5. Adopt and implement a policy (A) to receive, handle and retain complaints regarding (i) accounting and auditing matters, (ii) internal controls for financial reporting, (iii) disclosure controls and procedures and (B) to provide for the confidential, anonymous submissions by employees making such complaints. The Audit Committee shall have the ability to retain, at the Corporation's expense, and without seeking Board approval, independent legal counsel and other independent advisers as it determines necessary or appropriate to carry out any investigation with respect to any complaints made under such policy.

     6. Establish clear policies for hiring current employees or former employees of the independent auditor, including policies to ensure that any such hiring will not cause such accounting firm to no longer be considered independent.

     7. Perform any other activities consistent with this Charter, the Corporation's articles of incorporation and bylaws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.

V.   LIMITATION OF AUDIT COMMITTEE'S ROLE

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements and disclosures are complete and accurate and are in accordance with GAAP and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

                                  FORM OF PROXY

                       Cut or tear along perforated edge.

                           QUEST RESOURCE CORPORATION


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints JERRY D. CASH and DOUGLAS L. LAMB, in the order named, as proxies (each with the power to act alone and with power of substitution) to vote, as directed below, all shares of common stock of QUEST RESOURCE CORPORATION (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on Tuesday, October 28, 2003, at 11:00 a.m. at the Waterford Marriott Hotel, 6300 Waterford Blvd., Oklahoma City, Oklahoma, 73118, or any adjournment thereof, as follows:

1. ELECTION OF  [ ] FOR all nominees   [ ] WITHHOLD AUTHORITY
   DIRECTORS        listed below           to vote for all nominees listed below
                    (except as marked to the contrary below)

      Jerry D. Cash, Douglas L. Lamb, John C. Garrison, James B. Kite, Jr.

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:

                            ------------------------

                            ------------------------

                            ------------------------


2. In accordance with their discretion upon such other matters as may properly come before the meeting and any adjournment thereof.

             (Continued and to be signed and dated on reverse side.)

     When properly executed, this proxy will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of directors and in accordance with discretion of the proxies upon such other matters as may properly come before the meeting and any adjournment thereof. The Board of Directors recommends a vote FOR proposal 1. The proposal is not related to or conditioned on the approval of other matters, and has been proposed by the Company.

     Please sign exactly as name appears below.


                            DATED:                                       2003.
                                  --------------------------------------,
                                               (Signature)


                            -------------------------------------------------
                                        (Signature if held jointly)


                            -------------------------------------------------

                            Please sign here exactly as name appears at the left. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Each joint owner or trustee should sign the proxy.

                            PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


                                       2